UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) March 15, 2007
CHART INDUSTRIES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11442	34-1712937

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Infinity Corporate Centre Drive, Suite 300, Garfield Heights, Ohio	44125

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 753-1490

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(b) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     On March 19, 2007, Mr. Ben A. Guill announced his resignation from the Board of Directors of Chart Industries, Inc. (the “Company”) effective March 19, 2007. Mr. Guill’s resignation from the Board of Directors, where he served as its Chairman, did not involve any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. Mr. Guill is resigning from the Company’s Board of Directors in connection with his resignation from First Reserve Corporation (“First Reserve”), according to First Reserve, to explore new challenges which may include deal sourcing and/or another affiliation with First Reserve while allowing him more time with his family and to pursue other personal interests.
Item 7.01 Regulation FD Disclosure.
     On March 15, 2007, the Company hosted a conference call to discuss the Company’s results for its fourth quarter and year ended December 31, 2006. A transcript of the conference call is furnished with this Current Report on Form 8-K as Exhibit 99.1.
     On March 15, 2007, the Company issued a press release announcing that Samuel F. Thomas, Chief Executive Officer and President of the Company, plans to sell shares under a previously established stock trading plan in accordance with Rule 10b5-1 under the Securities Exchange Act. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.2.
     On March 19, 2007, the Company issued a press release announcing that its subsidiary had been awarded a contract to supply brazed aluminum heat exchangers for an air separation unit to be located in China. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.3.
     On March 20, 2007, the Company issued a press release announcing that its subsidiary had been awarded a contract to supply brazed aluminum heat exchangers, core-in-kettle heat exchangers and cold boxes for an ethylene plant located in Thailand. A copy of the press release is furnished with this Current Report on Form 8-K as Exhibit 99.4.
     All information in each of Exhibits 99.1, 99.2, 99.3 and 99.4 is furnished and shall not be deemed “filed” with the Securities and Exchange Commission for purposes of Section 18 of the Exchange Act, or otherwise be subject to the liability of that Section, and shall not be deemed to be incorporated by reference into any filing under the Securities Act or the Exchange Act, except to the extent the Company specifically incorporated it by reference.
Item 9.01 Financial Statements and Exhibits.
(d)	Exhibits.

Exhibit No.	Description

99.1	Transcript of Chart Industries’ fourth quarter and year-end 2006 earnings conference call held on March 15, 2007.

99.2	Chart Industries, Inc. Press Release, dated March 15, 2007, announcing CEO stock trading plan.

99.3	Chart Industries, Inc. Press Release, dated March 19, 2007, announcing contract to supply equipment for an air separation unit in China.

99.4	Chart Industries, Inc. Press Release, dated March 20, 2007, announcing contract to supply equipment for an ethylene plant in Thailand.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Chart Industries, Inc.
Date: March 20, 2007	/s/ Michael F. Biehl
Michael F. Biehl
Executive Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Transcript of Chart Industries’ fourth quarter and year-end 2006 earnings conference call held on March 15, 2007.

99.2	Chart Industries, Inc. Press Release, dated March 15, 2007, announcing CEO stock trading plan.

99.3	Chart Industries, Inc. Press Release, dated March 19, 2007, announcing contract to supply equipment for an air separation unit in China.

99.4	Chart Industries, Inc. Press Release, dated March 20, 2007, announcing contract to supply equipment for an ethylene plant in Thailand.

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